UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 18, 2008 (February 7, 2008)

CHINA INFORMATION SECURITY TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53147	98-0575209
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

21st Floor, Everbright Bank Building,
Zhuzilin, Futian District,
Shenzhen, Guangdong, 518040
People’s Republic of China

 (Address of principal executive offices)

(+86) 755-8370-8333

 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 9, 2007, China Information Security Technology, Inc., formerly China Public Security Technology, Inc. (the “Company”) and its wholly-owned subsidiary China Public Security Holdings Limited, a British Virgin Islands company, entered into a Share Purchase Agreement (the “Purchase Agreement”) with Bocom Venture Inc., a British Virgin Islands company (“Bocom Venture”) for the purchase of Bocom Multimedia Display Company Limited, a Hong Kong company (“Bocom Multimedia”), and its wholly-owned Chinese subsidiary, Shenzhen Bocom Multimedia Display Technology Co. Ltd. (“Bocom Technology”), for a purchase price of $18,000,000.  On February 1, 2008, the Company assumed the risks of ownership and began managing the acquired company and its subsidiary.  As of the date of this report, the Company has paid a cash consideration of HKD70,158,420 (approximately $9,000,000) and has issued 1,125,000 shares of the Company’s common stock for the acquisition.

On February 7, 2008, the Company filed a Current Report on Form 8-K reporting the completion of the acquisition (the “Current Report”).  The purpose of this Amendment to the Current Report is to file the financial statements and pro forma information required by Item 9.01 of Form 8-K. Because Bocom Multimedia had no substantive business operations since its formation on August 10, 2007 until it acquired Bocom Technology on November 23, 2007, the accompanying financial statements included herein present the financial condition, results of operations and cash flows of Bocom Technology for the year ended December 31, 2007.

For more details regarding the terms of the Purchase Agreement see the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission (the “Commission”) on December 13, 2007 and Exhibit 10.1 thereto, as amended by the Current Report on Form 8-K of the Company filed with the Commission on December 21, 2007, both of which are incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

The following financial statements of Bocom Technology are attached hereto as Exhibit 99.1:

(i)

Balance sheet as of December 31, 2007;

(ii)

Statement of income and comprehensive income for the year ended December 31, 2007;

(iii)

Statement of changes in shareholders' equity for the year ended December 31, 2007; and

(iv)

Statement of cash flows for the year ended December 31, 2007.

(b)  Pro-forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements of the Company are attached hereto as Exhibit 99.1:

(i)

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2007; and

(ii)

Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2007.

(c)

Exhibits

Number	Description

10.1

Share Purchase Agreement, dated as of December 9, 2007, by and among China Public Security Holdings Limited, Bocom Venture Inc., and the Company (incorporated by reference to Exhibit 10.1 of the current report on Form 8-K filed by the Company on December 13, 2007).

99.1	Financial statements of Shenzhen Bocom Multimedia Display Technology Company Ltd. and unaudited pro forma condensed consolidated financial statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INFORMATION SECURITY TECHNOLOGY, INC.

By:	/s/ Jiang Huai Lin
Jiang Huai Lin
Chairman and Chief Executive Officer

Dated: April 18, 2008

EXHIBIT INDEX

Number	Description

10.1

Share Purchase Agreement, dated as of December 9, 2007, by and among China Public Security Holdings Limited, Bocom Venture Inc., and the Company (incorporated by reference to Exhibit 10.1 of the current report on Form 8-K filed by the Company on December 13, 2007).

99.1	Financial statements of Shenzhen Bocom Multimedia Display Technology Company Ltd. and unaudited pro forma condensed consolidated financial statements